Exhibit 99.1

PRESS RELEASE November 25, 2013	Investor Relations Contact: Stephen A. Fowle (302) 571-6833 sfowle@wsfsbank.com Media Contact: Stephanie A. Heist
(302) 571-5259 sheist@wsfsbank.com

WSFS TO COMBINE WITH THE FNB OF WYOMING (DELAWARE)

WSFS, Delaware’s Leading Independent Bank,

Deepening Roots in Kent County

WILMINGTON, Del. — WSFS Financial Corporation (NASDAQ: WSFS), the parent company of WSFS Bank, today announced that it has signed a definitive agreement to merge with First Wyoming Financial Corporation (Private; DE). Following the merger, The First National Bank of Wyoming (FNB of Wyoming), the wholly owned subsidiary of First Wyoming Financial Corporation, will be merged with WSFS Bank. Headquartered in Wyoming, Delaware, FNB of Wyoming opened in 1909 as an independent, locally-managed community bank serving central Delawareans with personal and business banking services. FNB of Wyoming reported approximately $307.7 million in assets and $249.7 million in deposits as of September 30, 2013 and serves its customers from six branch locations.

WSFS President and Chief Executive Officer, Mark A. Turner said, “Our partnership with FNB of Wyoming furthers many of our strategic goals, and meaningfully adds to earnings per share going forward while immediately maintaining tangible common equity. As an in-market combination, it significantly enhances our presence in Kent County, where the combined company will have the number two market share in deposits. As Delaware’s #2 SBA lender in 2013, FNB of Wyoming will strengthen our commercial and small business teams and add important relationships to our banking franchise. We also share a culture of commitment to our Customers, Communities and Associates.”

The transaction is valued at approximately $64.0 million. Under the terms of the agreement, all shares of First Wyoming Financial Corporation common stock will be exchanged in the aggregate for $32.0 million in cash and 452,756 shares of WSFS common stock. Each stockholder of First Wyoming Financial Corporation will be able to elect to receive, for each of their shares of First Wyoming Financial Corporation common stock, either .8484 shares of WSFS common stock or $60.00 in cash. The closing is anticipated to occur during the third quarter of 2014, subject to approval by First Wyoming Financial Corporation shareholders, regulatory approvals and other customary closing conditions.

The transaction is expected to be accretive to WSFS earnings per share in the first year of operations, after transaction and integration costs. WSFS expects little to no tangible book value dilution from the transaction. The impact on tangible book value, if any, will be earned back within one year through meaningful earnings accretion.

Joseph E. Chippie, President and Chief Executive Officer of First Wyoming Financial Corporation said, “We are extremely pleased to join with WSFS, a staple of the Delaware community for over 180 years and a local community bank that we know and trust to continue to serve Kent County well. Their significant presence in Delaware and southeastern Pennsylvania as well as their expanded product offering will benefit our community, customers and employees. We look forward to our partnership.”

WSFS TO COMBINE WITH THE FNB OF WYOMING (DELAWARE)

Sandler O’Neill + Partners, L.P. acted as financial advisor to WSFS and its legal counsel was DLA Piper LLP (US). Gerrish McCreary Smith PC served as legal counsel to First Wyoming Financial Corporation. The agreement has been approved by both of the Boards of Directors of WSFS and First Wyoming Financial Corporation.

Additional materials are also available on the Investor Relations page of the Company’s website at www.wsfsbank.com.

About WSFS Financial Corporation

WSFS Financial Corporation is a multi-billion dollar financial services company. Its primary subsidiary, WSFS Bank, is the oldest, locally-managed bank and trust company headquartered in Delaware with $4.4 billion in assets on its balance sheet and $8.7 billion in fiduciary assets, including approximately $1.1 billion in assets under management. WSFS operates from 51 offices located in Delaware (41), Pennsylvania (8), Virginia (1) and Nevada (1) and provides comprehensive financial services including commercial banking, retail banking and trust and wealth management. Other subsidiaries or divisions include Christiana Trust, WSFS Investment Group, Inc., Cypress Capital Management, LLC, Cash Connect®, Array Financial and Arrow Land Transfer. Serving the Delaware Valley since 1832, WSFS Bank is the seventh oldest bank in the United States continuously operating under the same name. For more information, please visit www.wsfsbank.com.

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FORWARD-LOOKING STATEMENT DISCLAIMER

This press release contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, without limitation, references to the Company’s financial goals, management’s plans and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, including an increase in unemployment levels; the volatility of the financial and securities markets, including changes with respect to the market value of financial assets; changes in market interest rates may increase funding costs and reduce earning asset yields thus reducing margin; increases in benchmark rates would increase debt service requirements for customers whose terms include a variable interest rate, which may negatively impact the ability of borrowers to pay as contractually obligated; changes in government regulation affecting financial institutions, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules being issued in accordance with this statute and potential expenses and elevated capital levels associated therewith; possible additional loan losses and impairment of the collectability of loans; seasonality, which may impact customer, such as construction-related businesses, the availability of public funds, and certain types of the Company’s fee revenue, such as mortgage originations; possible changes in trade, monetary and fiscal policies, laws and regulations and other activities of governments, agencies, and similar organizations, may have an adverse effect on business; possible rules and regulations issued by the Consumer Financial Protection Bureau or other regulators which might adversely impact our business model or products and services; possible stresses in the real estate markets, including possible continued deterioration in property values that affect the collateral value of underlying real estate loans; the Company’s ability to expand into new markets, develop competitive new products and services in a timely manner and to maintain profit margins in the face of competitive pressures; possible changes in consumer and business spending and savings habits could affect the Company’s ability to increase assets and to attract deposits; the Company’s ability to effectively manage credit risk, interest rate risk market risk, operational risk, legal risk, liquidity risk, reputational risk, and regulatory and compliance risk; the effects of increased competition from both banks and non-banks; the effects of geopolitical instability and risks such as terrorist attacks; the effects of weather and natural disasters such as floods, droughts, wind, tornadoes and hurricanes, and the effects of man-made disasters; possible changes in the speed of loan prepayments by the Company’s customers and loan origination or sales volumes; possible acceleration of prepayments of mortgage-backed securities due to low interest rates, and the related acceleration of premium amortization on prepayments on mortgage-backed securities due to low interest rates; and the costs associated with resolving any problem loans, litigation and other risks and uncertainties, discussed in the Company’s Form 10-K for the year ended December 31, 2012 and other documents filed by the Company with the Securities and Exchange Commission from time to time. Forward looking statements are as of the date they are made, and the Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This press release speaks only as of its date, and WSFS disclaims any duty to update the information included herein.

WSFS TO COMBINE WITH THE FNB OF WYOMING (DELAWARE)

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This press release is being made pursuant to and in compliance with Rules 165 and 425 of the Securities Act of 1933 and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. In connection with the proposed transaction, WSFS and First Wyoming Financial Corporation expect to file a proxy statement/prospectus as part of a registration statement on Form S-4 regarding the proposed transaction with the Securities and Exchange Commission, or SEC. Investors and security holders are urged to read the proxy statement/prospectus because it will contain important information about WSFS and First Wyoming Financial Corporation and the proposed transaction. The final proxy statement/prospectus will be mailed to shareholders of First Wyoming Financial Corporation. Investors and security holders may obtain a free copy of the definitive proxy statement/prospectus and other documents when filed with the SEC at the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents may also be obtained free of charge from WSFS by directing such requests to: WSFS Financial Corporation, Attention: Investor Relations 500 Delaware Avenue, Wilmington, DE 19801, or from First Wyoming Financial Corporation by directing such requests to: First Wyoming Financial Corporation, Attention: Investor Relations, 120 West Camden-Wyoming Avenue, Wyoming, DE 19934.

PARTICIPANTS IN THE SOLICITATION

WSFS and First Wyoming Financial Corporation and their respective directors, executive officers and certain other members of their management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information concerning all of the participants in the solicitation will be included in the proxy statement relating to the proposed transaction when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission’s Web site at http://www.sec.gov and from WSFS’s website at http://www.wsfsbank.com.

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